SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 12, 2003

Levi Strauss & Co.

(Exact name of registrant as specified in its charter)

DELAWARE	333-36234	94-0905160
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1155 Battery Street San Francisco, California	94111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 501-6000

ITEM 9. REGULATION FD DISCLOSURE.

On February 12, 2003, the Company filed its Annual Report on Form 10-K for the fiscal year ended November 24, 2002 (the “Report”) with the SEC. Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the certifications attached as Exhibit 99.1 to this Report are being made to accompany the Report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 12, 2003

LEVI STRAUSS & CO.

By	/s/ William B. Chiasson
William B. Chiasson Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

99.1	Certification pursuant to Section 906 of Principal Executive Officer and Principal Financial Officer dated February 12, 2003.